Supplement to the currently effective SUMMARY PROSPECTUSES FOR EACH OF the LISTED FUNDS

Deutsche GNMA Fund

Deutsche Strategic Government Securities Fund

Deutsche Government & Agency Securities VIP

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The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of each of the fund’s summary prospectuses.

Scott Agi, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2014.

Gregory M. Staples, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.

Please Retain This Supplement for Future Reference

March 24, 2016

PROSTKR-616